Exhibit 10.11

Confidential Treatment Requested — Certain Portions of this Exhibit, Marked as [***], Have Been Omitted Pursuant to a Pending Request for Confidential Treatment and Have Been Filed Separately with the Securities and Exchange Commission

AMENDMENT NO. 1 TO SECOND RESTATED LICENSE AGREEMENT

This Amendment No. 1 to the Second Restated License Agreement is made and effective as of September 25, 2015 by and between Crucell Holland B.V., a corporation organized under the laws of the Netherlands, having offices at Archimedesweg 4-6, 2333 CN Leiden, the Netherlands (“CRUCELL”) and Altimmune Inc., a Delaware corporation, having offices located at 19 Firstfield Road, Gaithersburg, Maryland, USA 20878, formerly VAXIN INC., a Delaware corporation, having offices located at 1500 First Avenue North, Birmingham, Alabama, U.S.A. (“VAXIN”).

Recitals

Whereas CRUCELL and VAXIN entered into a Second Restated License Agreement effective as of October 4, 2005 (the “Agreement”);

Whereas CRUCELL and VAXIN acknowledge that the Research Term has expired and the Research License granted in Section 2.5 of the Agreement has also expired; and

Whereas CRUCELL and VAXIN desire to further amend the Agreement on the terms and conditions set forth below in accordance with Section 14.1 of the Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, CRUCELL and VAXIN hereby agree as follows:

1.    Definitions and Cross References. Unless otherwise specified herein, each capitalized term shall have the meaning assigned to it in the Agreement and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement.

The following definition is hereby added as a new definition under the Agreement:

“STRATEGIC PARTNER” means a company with whom VAXIN will enter or has entered into an agreement to use the PER.C6® CELLS solely in its own facilities to manufacture VIRAL PARTICLES to make the VACCINE for VAXIN’s use in the FIELD and which is approved as such in writing by CRUCELL and identified together with the services performing for VAXIN in Exhibit 1.1 to this Agreement.

2.    Section 1.13. Section 1.13 is amended to read as follows:

“1.13 PER.C6® CELL KNOW HOW or PER.C6® KNOW HOW means all materials, information, experience and data, formulae, procedures, results and specification, in written or electronic form, which are (i) specifically related to PER.C6® CELLS, (ii) in the possession of the Parties during the TERM, (iii) are not generally known, and (iv) are not subject to a third party confidentiality obligation that prevents either Party from disclosing the same.”

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3.    Section 2.1 to 2.3. Section 2.1 to 2.3 are deleted and replaced entirely with the following:

“2.1    Non-Exclusive License Grant: Effective upon receipt by CRUCELL of the License Issuance consideration described in Section 3.1, CRUCELL grants to VAXIN a royalty-bearing, worldwide non-exclusive license, with the limited right to sublicense as specified in 2.1.1, under the PER.C6® TECHNOLOGY, to use the PER.C6® CELLS in its own facilities to develop and use VACCINE in the VACCINE PROGRAM, and to make, use, sell, offer to sell and import VACCINE in the FIELD. CRUCELL also grants to VAXIN a royalty-bearing, worldwide non-exclusive license, with no rights to sublicense, subject to the terms of 2.2.2, under the PER.C6® TECHNOLOGY, to use the PER.C6 CELLS solely in the facilities of STRATEGIC PARTNERS (as defined below) to manufacture VIRAL PARTICLES to make the VACCINE for VAXIN’s use in the FIELD. VAXIN warrants that all obligations of VAXIN under this Agreement shall apply and be incorporated into the agreement by and between VAXIN and its STRATEGIC PARTNER(S) and REGISTERED AFFILIATES for the manufacture of the VIRAL PARTICLES to make the VACCINE for VAXIN’s use in the FIELD. VAXIN shall remain responsible in full for all actions and omissions by its STRATEGIC PARTNERS and REGISTERED AFFILIATES.

2.1.1    VAXIN may sublicense, without the right to further sublicense, its rights to develop and use VACCINE in the VACCINE PROGRAM, to use, offer for sale, sell and import VACCINE in the FIELD to a third party; provided that (i) VAXIN notifies CRUCELL timely thereof, (ii) such sublicense is under a written agreement containing terms no less restrictive than those herein, including that the SUBLICENSEE grants CRUCELL substantially the same grant back license as set out in Section 2.2 of this Agreement and (iii) the sublicense terminates automatically upon termination of this AGREEMENT. All obligations of VAXIN under this Agreement shall apply and be incorporated into all such sublicense agreements, except that VAXIN shall remain solely responsible for the payment of all royalties and other fees directly to CRUCELL and VAXIN shall remain responsible in full for all actions and omissions by its SUBLICENSEE. For clarity, nothing in this Section 2.1.2 permits VAXIN to transfer PER.C6® KNOW HOW or PER.C6® CELLS to a third party, except that VAXIN may, after obtaining the prior written approval of CRUCELL, provide the PER.C6® KNOW HOW to a SUBLICENSEE if the PER.C6® KNOW HOW is explicitly required to obtain regulatory approval from the regulatory authorities for the sale of the VACCINE in the respective country.

2.1.2.    If VAXIN elects to have a REGISTERED AFFILIATE to manufacture VIRAL PARTICLES to make the VACCINE, VAXIN shall timely notify CRUCELL thereof and such REGISTERED AFFILIATE shall be added as such to this Agreement by amending Annex 1.1. If VAXIN wish a third party to become a STRATEGIC PARTNER to manufacture VIRAL PARTICLES to make the VACCINE, VAXIN shall timely request CRUCELL for its approval on the respective third party becoming a STRATEGIC PARTNER and CRUCELL shall respond within 60 (sixty) days to such request. CRUCELL shall not unreasonably withheld its consent, provided that such STRATEGIC PARTNER is (A) a reputable vaccine manufacturer with the capability and resources to provide GMP manufacturing facilities for the production of VIRAL PARTICLES to make the VACCINE, and (B) has adequate security safeguards to protect CRUCELL’s proprietary interest in PER.C6® CELLS and PER.C6® CELL KNOW HOW.

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2.1.3.    If VAXIN uses a STRATEGIC PARTNER to manufacture VIRAL PARTICLES, VAXIN shall execute a written agreement with said STRATEGIC PARTNER containing terms no less restrictive than those herein, including that the STRATEGIC PARTNER grants substantially the same grant back license to CRUCELL as Section 2.2 of this Agreement, and providing that the agreement with STRATEGIC PARTNER terminates automatically upon termination of this AGREEMENT.

2.2    Grant Back License. VAXIN grants to CRUCELL an irrevocable, non-exclusive, sublicensable license, to PER.C6 KNOW-HOW controlled by VAXIN. VAXIN grants to CRUCELL an irrevocable, non-exclusive license, with the right to sublicense, to PATENTS and know-how controlled by VAXIN and claiming (for PATENTS) or related to (for know-how) inventions made or conceived during the course of, or resulting from, activities performed under the license in Section 2.1, which inventions relate to and cover the production of VIRAL PARTICLES using PER.C6® CELLS and/or the use, and/or optimization of operating parameters relating to PER.C6® CELLS. To the extent that such PATENTS extend to cells other than PER.C6® CELLS, CRUCELL’s license under this clause shall be limited to PER.C6® CELLS and the use of, handling of or manufacture thereof, and CRUCELL’s rights shall not extend to the use or sale of the particular VIRAL PARTICLES that are developed by VAXIN and/or that are subject to the licenses under Section 2.1. CRUCELL shall only sublicense its rights under this clause to licensees of PER.C6® PATENTS or PER.C6® KNOW HOW, which licensees grant to CRUCELL a grant-back license to improvements on substantially the same terms as granted herein, which terms provide for the sublicensing of such improvements to other PER.C6® licensees.

2.3    Restrictions. VAXIN shall not, and shall procure that its SUBLICENSEES and STRATEGIC PARTNERS do not:

(a)    use PER.C6® CELLS in or for FUNCTIONAL GENOMICS studies;

(b)    use PER.C6® CELLS for the development of products to prevent or treat diseases caused by chicken anemia virus, or to produce vectors, or expression products thereof, containing all or a part of a chicken anemia virus gene;

(c)    use PER.C6® CELLS for the development of therapeutics in the GENE THERAPY FIELD;

(d)    except as explicitly permitted by this Agreement, offer, provide, give access to or otherwise make available PER.C6® CELLS to any third party;

(e)    except for the sole purpose of the acts licensed by this Agreement, offer or provide services to third parties, relating to or using PER.C6® CELLS or PER.C6® KNOW HOW; and

(f)    administer the PER.C6® CELLS to humans.”

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4.    Article 6. Article 6 is deleted and replaced entirely with the following:

“6 TECHNICAL AND MATERIAL TRANSFER

6.1    Know how transfer to VAXIN. As soon as practicable, but no longer than within thirty (30) days of the receipt of the license fee pursuant to Section 3.1.1, CRUCELL shall provide VAXIN with that of the PER.C6® KNOW HOW that is in possession of CRUCELL at the time of transfer and that is necessary for the research use of PER.C6® CELLS.

6.2    Technical assistance. During the TERM, CRUCELL shall, upon request of VAXIN, provide technical assistance (including guidance on know how related to the work with PER.C6®) to VAXIN, as may be necessary to use the PER.C6® CELLS and PER.C6® KNOW HOW for the VACCINE PROGRAM and for the manufacture and making of the VACCINE upon reasonable request up to five (5) man-hours per year based. Any additional technical assistance will only be provided at CRUCELL’s option and VAXIN shall compensate CRUCELL for technical assistance in excess of the abovementioned five (5) man-hours timeframe. For any such additional technical assistance VAXIN will pay the then standard FTE rates per hour per person. Crucell will send an invoice to VAXIN after providing the additional technical assistance and VAXIN pay the invoiced amount within 45 (forty five) days after receipt of such invoice.

6.3    Know how transfer to CRUCELL. At CRUCELL’s request, VAXIN shall transfer to CRUCELL PER.C6® KNOW-HOW controlled by VAXIN.

6.4    PER.C6® CELL transfer. At VAXIN’s request, CRUCELL shall provide to either VAXIN, its REGISTERED AFFILIATE, or STRATEGIC PARTNER a total of one (1) vial of suspension GMP-grade PER.C6® cells and one (1) vial of adherent GMP-grade PER.C6® CELLS. VAXIN shall reimburse CRUCELL for any transportation or transfer costs associated with the transfer of such PER.C6® CELLS. At VAXIN’s request, CRUCELL shall provide up to a total of two (2) additional vials each of non-GMP PER.C6® CELLS and/or GMP PER.6® CELLS. VAXIN shall reimburse CRUCELL [***] for each vial of non-GMP PER.C6® CELLS and [***] for GMP PER.C6® CELLS. Any additional vials shall be provided at CRUCELL’s option and at a cost agreed to by the Parties.” In the unanticipated event that a vial of cells provided under any of the above conditions fails to recover from freezing due to no negligence or willful misconduct of VAXIN, a replacement vial will be provided without cost providing VAXIN reimburses CRUCELL for any transportation or transfer costs associated with the transfer of such PER.C6® CELLS.

6.5    PERC.6 Medium. CRUCELL will approve the use of custom made PERC.6® CELL growth medium by VAXIN, its REGISTERED AFFILIATE, or STRATEGIC PARTNER for adenovirus production under the terms of this amendment.

5.    Section 7.5. Insert Section 7.5 immediately after Section 7.4.3.

“7.5.    Efforts. VAXIN shall use commercially reasonable efforts to develop and commercialize at least one VACCINE for the prevention and/or treatment of human infectious diseases caused by infectious agents belonging to the family of influenza virus. VAXIN shall use

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commercially reasonable efforts to develop and commercialize at least one VACCINE for the prevention and/or treatment of human infections caused by Bacillus anthracis. Failure to exercise commercially reasonable efforts shall be considered a material breach of this Agreement, and Crucell may terminate this agreement in whole or in part in accordance with Section 9.2.”

6.    Counterparts. This Amendment No. 1 may be executed is one or more counterparts or facsimiles thereof, each of which together shall constitute a single instrument.

(signature page follows)

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IN WITNESS WHEREOF, CRUCELL and VAXIN have caused this Amendment No. 1 to be duly executed by their authorized representatives under seal, in duplicate on the dates written herein below.

For Crucell Holland B.V.	For Altimmune Inc.

/s/ Maarten Santman	/s/ William Enright
Signature	Signature

Maarten Santman
Senior Legal Counsel & Corporate Secretary	William Enright
Printed Name	Printed Name

1 October 2015	25 September 2015
Date	Date

Confidential Treatment Requested

Exhibit 1.1

Approved REGISTERED AFFILIATES: [***]

Approved STRATEGIC PARTNERS:

- [***]

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